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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2004

IMH ASSETS CORP. (as depositor under an Indenture, dated as of March 30, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series2004-3)


                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)




                CALIFORNIA           333-109503-04              33-0705301
                ----------           -------------              ----------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
of Incorporation)                     File Number)          Identification No.)

1401 Dove Street
Newport Beach, California                                          92660
-------------------------                                          -----
(Address of Principal                                           (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600

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Item 2. Acquisition or Disposition of Assets.
        ------------------------------------

         On March 30, 2004, a single series of bonds, entitled IMH Assets Corp., Collateralized Asset-Backed Bonds, Series2004-3 (the "Bonds"), were issued pursuant to an indenture, dated as of March 30, 2004 (the "Indenture"), between Impac CMB Trust Series2004-3, a Delaware statutory trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee"). On March 30, 2004, a single series of certificates, entitled IMH Assets Corp., Collateralized Asset-Backed Grantor Trust Certificates, Series2004-3 (the "Grantor Trust Certificates" and together with the Bonds, the "Securities"), were issued pursuant to an grantor trust agreement, dated as of March 30, 2004 (the "Grantor Trust Agreement" and together with the Indenture, the "Agreement"), between IMH Assets Corp. (the "Depositor"), and Deutsche Bank National Trust Company, as Grantor Trustee.

Item 5. Other Events.
        ------------

Description of the Mortgage Pool

         The Securities, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of mortgage loans (the "Mortgage Pool"). The Mortgage Pool is comprised of one- to four-family and multifamily, adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). The mortgage loans have an aggregate principal balance of approximately $1,359,159,520 as of March 1, 2004.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of March 1, 2004.




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


      EXHIBIT NO.         DESCRIPTION
      -----------         -----------

          99.1 Characteristics of the Mortgage Pool as of March 1, 2004, relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series2004-3, and IMH Assets Corp., Collateralized Asset-Backed Grantor Trust Certificates, Series2004-3.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          IMH ASSETS CORP.

                                          By:     /s/ Richard J. Johnson
                                             ----------------------------
                                          Name:   Richard J. Johnson
                                          Title:  Chief Financial Officer

Dated: April 15, 2004



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                                  EXHIBIT INDEX



EXHIBIT NUMBER                DESCRIPTION
--------------                -----------

99.1 Characteristics of the Mortgage Pool as of March 1, 2004, relating to IMH Assets Corp., Collateralized Asset-Backed Bonds,
                              Series2004-3, and IMH Assets Corp.,
                              Collateralized Asset-Backed Grantor Trust
                              Certificates, Series2004-3.